Corporate Overview July 2019 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements, including statements related to the continued development of vecabrutinib (SNS-062) and other product candidates, including the timing and preliminary results of Phase 1b/2 trial of vecabrutinib and the therapeutic potential of vecabrutinib, further development and potential of its kinase inhibitor pipeline, and planned development of SNS-510. These forward-looking statements are based upon Sunesis' current expectations. Forward-looking statements involve risks and uncertainties. Sunesis' actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risk that Sunesis' development activities for vecabrutinib and other product candidates could be otherwise halted or significantly delayed for various reasons, risks related to Sunesis' need for substantial additional funding to complete the development and commercialization of vecabrutinib and other product candidates, including the risk that Sunesis' clinical studies for vecabrutinib and other product candidates may not demonstrate safety or efficacy or lead to regulatory approval, the risk that data to date and trends may not be predictive of future data or results, risks related to the timing or conduct of Sunesis' clinical trials, and risks related to Sunesis' ability to raise the capital that it believes to be accessible and is required to fully finance the development and commercialization of vecabrutinib and other product candidates. These and other risk factors are discussed under "Risk Factors" and elsewhere in Sunesis’ Quarterly Report on Form 10-Q for the three months ended March 31, 2019 and Sunesis' other filings with the Securities and Exchange Commission. Sunesis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Sunesis' expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Pre Clinical Phase 1 Phase 2 Phase 3 B-Cell Malignancies Vecabrutinib BTK Hematology/Solid Tumors SNS-510 PDK1 Sunesis Overview TAK-580 Pediatric Low-grade Glioma Kinase Inhibitor Pipeline Pan-RAF Targeting Detailed Clinical Update at ASH (December 2019)

BTK Inhibition is a Backbone of Therapy for CLL


WW Imbruvica Sales ($ Millions)
5,000
4,000
3,000
2,000
1,000
0
2015
2016
2017
2018
AbbVie
JNJ

- Imbruvica: first covalent BTK inhibitor approved
- Imbruvica 2018 sales: >$5B
- CLL market share leader (across all lines of therapy)
- EvaluatePharma estimates 2024 sales >$9B

Johnson & Johnson and AbbVie annual reports and earnings releases, EvaluatePharma World Preview Report (2018)

sunesis Pharmaceuticals, Inc.
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Relapse from Ibrutinib Associated with Acquired Resistance Mutations

Landmark Analysis of 308 Ibrutinib-Treated Patients: ~30% Relapsed at 5 years


Cumulative Incidence of Discontinuation of Ibrutinib Therapy
0.4
0.3
0.2
0.1
0
1
2
3
4
5
6
Time (years)
Other event
Transformation
CLL progression
CLL Progression

BTK C481x is Consistently Most Common Resistance Mutation

THE OHIO STATE UNIVERSITY COMPREHENSIVE CANCER CENTER

- 80% of relapsed patients sequenced had a BTK C481 mutation
  - 67% of relapsed patients had a BTK C481 mutation only
  - Additional 13% had both BTK C481 and PLCγ2 mutations
- Appears ~9 months before relapse

ERIC european research initiative on CLL

- 54% of relapsed patients had a BTK C481 mutation

filo FRENCH INNOVATIVE LEUKEMIA ORGANIZATION

- 88% of relapsed patients had a BTK C481 mutation

Woyach et al., J Clin Oncol 2017
Scarfo et al. (ERIC), EHA 2018
Quinquenel et al. (FILO), Blood 2019

sunesis Pharmaceuticals, Inc.
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Vecabrutinib Non-covalent BTK inhibitor

Vecabrutinib BTK Kinase Domain Interaction Differentiated from Ibrutinib Cys481 vecabrutinib ibrutinib Hinge αC-helix Thr474 (gatekeeper) Activation loop Cys481 Hinge αC-helix Thr474 (gatekeeper) Activation loop Vecabrutinib distinct kinase domain interaction translates into improved selectivity over ibrutinib and maintained activity against BTK C481S

Vecabrutinib - Selective Kinase Inhibitor Inhibits BTK with nanomolar potency Highly selective: IC50 < 100 nM in only 4 of 234 non-Tec family kinases1 Lack of EGFR inhibition: 1000-fold less potent than ibrutinib Emerging ITK role in CLL and other indications: Improves T cell number and function2 Contributes to ibrutinib activity in chronic graft-versus-host disease3 Improves activity of anti-CD19 CAR-T cells in CLL patients4 TEC Family Kinases Other Kinases BTK ITK TEC† TXK BMX LCK† SRC BLK NEK11 EGFR IC50 nM 3 14 14 474 224 8 84 23 90 >6000 †Activated. 1 Sunesis data: 234 kinase kinome screen 2 Long et al., JCI 2017 3 Ibrutinib prescribing information 2017; Miklos et al., Blood 2017; Schutt et al., PLoS 2015 4 Gauthier et al., ASH 2018

Vecabrutinib Differentiated Kinase Inhibition Profile TEC Family Kinases Inhibition of Other Kinases IC50 (nM) BTK ITK Tec# TXK* BMX* Notable Target Kinases Ibrutinib2 0.5 10.7 78 2.03 0.8 >10 more: EGFR family Acalabrutinib3 5.1 >1000 93 368 46 Selective Zanubrutinib4 0.22 30 1.9 n/a n/a N/A (not published) Vecabrutinib1 3 14 14 474 224 Selective: only 4, including SRC family, NEK11 ARQ 5315 0.85 >10000 5.8 36.4 5.23 >20 more: SRC & TRK families, RAF1, MEK1 Loxo-3056 3.15 >5000 1234 209 1155 Very Selective CG-8067 (Aptose) 8.4 4.3 >1000 n/a 14.5 18 w/ IC50 <10 nM: FLT3 (wt, ITD) c-MET, TRK family & Aurora kinases n/a=not available * Determined with vecabrutinib free base (also relevant for SRC and EGFR) # Activated 1 Neuman et al., ASH 2016 2 Honigberg et al., PNAS 2010 3 Byrd et al., NEJM 2016 covalent non-covalent 4 Tam et al., ASH 2016; Sun et al., AACR 2014 5 Reiff et al., Cancer Discovery 2018 6 Brandhuber et al., SOHO 2018 7 Zhang et al., EHA 2018

Vecabrutinib Active in Wild-type and C481S Mutant BTK

BTK Inhibition – Kinase Assays			
IC_{50} nM	WT BTK	C481S BTK	Fold Change
Vecabrutinib	4.6	1.1	0.2
Ibrutinib	0.1	6.6	66
Acalabrutinib	4.2	707	168

[ATP] = 50 μM



BTK C481S
120
100
80
60
40
20
0
% Activity
0.01
0.1
1
10
100
1000
10000
nM compound
Ibrutinib
Acalabrutinib
Vecabrutinib

- Activity of ibrutinib and acalabrutinib is profoundly affected[1-4]
  - Poor PK contributes to resistance in patients with BTK C481 mutations
- Vecabrutinib active against BTK C481S mutation and induces apoptosis in BTK-dependent lymphoma cell lines[1-4]
  - Clinical PK profiles suggest target levels that provide sustained BTK inhibition required for clinical activity are achievable[2,5]

[1]Binnerts et al., EORTC-AACR-NCI 2015
[2]Neuman et al., ASH 2016
[3]Fabian et al., AACR 2017
[4]Libre, Salles, Sujobert et al., EHA 2018
[5]062-HEM-102 Sunesis data

sunesis Pharmaceuticals, Inc.
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Vecabrutinib PK Profile Critical for Non-covalent BTK Inhibitor Activity 1 Neuman et al., ASH 2016 2 Adapted from Byrd et al., NEJM 2016 3 Adapted from Tam et al., ASH 2015 4 Adapted from Advani et al., J. Clin. Oncol. 2013 5 IMBRUVICA® (ibrutinib) prescribing information. Sunnyvale, CA: Pharmacyclics LLC; 2017. 1 2 3 4 Vecabrutinib1 Ibrutinib2 Acalabrutinib3 AUC0-24 (ng●hr/mL) 7826 682 1850 Vecabrutinib Plasma Conc. ng/mL1 Zanubrutinib AUC is not available Note: doses are for vecabrutinib succinate; conversion factor to vecabrutinib is 0.82. For example, 100 mg vecabrutinib succinate corresponds to 82 mg vecabrutinib.

Phase 1a: Sustained Target Inhibition Prolonged inhibition supports BID dosing As concentrations increased, inhibition increased and variability decreased Target trough levels exceeding 1,000 ng/mL to maintain consistent, high BTK inhibition Percent BTK Inhibition Over Time BTK Inhibition vs Vecabrutinib Plasma Levels 25 mg 50 mg 100 mg 200 mg 300 mg Vecabrutinib Plasma Conc. ng/mL

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Trial Status and Preliminary Data

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Study Design Cohort 1 25 mg BID RP2D Cohort Expansion Or continue escalation Phase 1b CLL/SLL, MCL, WM, DLBCL-ABC, FL, MZL ≥ 2 prior regimens, includes BTK inhibitor if approved for the indication Modified 3+3 Design R/R CLL w/ BTK C481x mutation R/R CLL no BTK C481x mutation R/R CLL venetoclax failure CLL ibrutinib intolerant Planned Phase 2 Expansion Includes Opportunity to explore areas of high unmet need Cohort 2 50 mg BID Cohort 3 100 mg BID Cohort 4 200 mg BID Cohort 5 300 mg BID Note: doses are for vecabrutinib succinate; conversion factor to vecabrutinib is 0.82. For example, 100 mg vecabrutinib succinate corresponds to 82 mg vecabrutinib.

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Study Status Open in United States at 10 sites: Status Completed 200 mg BID cohort safety evaluation 300 mg BID cohort ongoing Status as of July 2, 2019

Baseline Characteristics ALL Patients Cohorts 1-4 N=23a Indication 19 CLL, 2 MCL, 2 WM Median age (range) 66 (47-77) ECOG PS 0 9 (39%) ECOG PS 1 13 (57%) ECOG PS 2 1 (4%) Median prior txb (range) 4 (2-7) ≥1 Chemotherapy 18 (78%) Covalent BTKi 23 (100%) 20 IBR, 3 Acala Venetoclax 10 (43%) CAR-T 2 (9%) TP53 mutation 16 (70%) NOTCH1 mutation 4 (17%) SF3B1 mutations 6 (26%) Del (17p) 11 (48%) Del (13q) 10 (43%) Trisomy 12 4 (17%) PLCg2 (Likely germline ) 3 (15%) CLL Patients N=19a Unmutated IGHV 15 (79%) TP53 deletions 14 (74%) Del (17p) 11 (58%) BTK C481 mutation N=18c 11 (61%)d BTK C481Se 8 (44%), VAF% range 7-93 BTK C481R 2 (11%) VAF%: 49, 77 BTK C481P 1 (5%) VAF% 28 BTK T474If 1 (5%) VAF% 32 PLCg2 (Likely germline) 2 (13%) a Data as of May 28, 2019. b1 patient received idelalisib and 1 patient was post-transplant c Data not yet available for 1 patient. BTK C481 mutations found in CLL patients only d As determined by NGS (detection limit 10%). 4 additional patients had BTK C481S by ddPCR: VAF 0.1%, 0.2%, 0.6%, 3.7% e 3 patients with BTK C481S had prior treatment with venetoclax (VAF 7%, 49%, and 91%) f 1 patient carried 2 BTK mutations (C481S and T474I) Allan et al., EHA 2019, Preliminary data as of May 28, 2019

Preliminary Safety Data – Cohorts 1 to 3, N=20
Adverse Events Occurring in ≥10%

	ALL TEAEs		ALL Related TEAEs	
Adverse Event	All Grades N(%)	Grade 3 or 4 N (%)	All Grades N (%)	Grade 3 or 4 N (%)[a]
Anaemia	8 (40)	8 (40)	1 (5)	1 (5)
Neutropenia	6 (30)	5 (25)	2 (10)	1 (5)
Night sweats	6 (30)		1 (5)	
AST increased	5 (25)	1 (5)	1 (5)	
Headache	5 (25)		2 (10)	
Hypoalbuminaemia	4 (20)			
Hypocalcaemia	4 (20)	1 (5)		
Thrombocytopenia	4 (20)	4 (20)		
Abdominal distention	3 (15)	1 (5)		
Alk phos increased	3 (15)	1 (5)		
Dyspnoea	3 (15)			
Fatigue	3 (15)	1 (5)	2 (10)	
Haematuria	3 (15)			
Hyponatraemia	3 (15)	2 (10)		
Nausea	3 (15)		2 (10)	
Oedema peripheral	3 (15)			
Pyrexia	3 (15)		1 (5)	
ALT increased	2 (10)	1 (5)	1 (5)	1 (5)[b]
Asthaenia	2 (10)			
Back pain	2 (10)			
Bilirubin increased	2 (10)	1 (5)		
Cellulitis	2 (10)	1 (5)		

	ALL TEAEs		ALL Related TEAEs	
Adverse Event	All Grades N(%)	Grade 3 or 4 N (%)	All Grades N (%)	Grade 3 or 4 N (%)[a]
Chills	2 (10)			
Constipation	2 (10)		1 (5)	
Cough	2 (10)			
Decreased appetite	2 (10)		1 (5)	
Diarrhoea	2 (10)			
Dyspepsia	2 (10)		1 (5)	
Eye infection	2 (10)		1 (5)	
Hyperglycaemia	2 (10)	1 (5)		
Hyperkalaemia	2 (10)			
Hypermagnesaemia	2 (10)			
Hyperuricaemia	2 (10)	1 (5)		
Hyperphosphataemia	2 (10)	2 (10)		
Insomnia	2 (10)			
Leukocytosis	2 (10)	2 (10)	2 (10)	2 (10)
Leukopenia	2 (10)	2 (10)		
Lymphocytosis	2 (10)	1 (5)		
Lymphopenia	2 (10)	2 (10)		
Pain in extremity	2 (10)	1 (5)		
Platelet count decr.	2 (10)	2 (10)		
Upper resp. tract inf.	2 (10)		1 (5)	
Vomiting	2 (10)		1 (5)	

[a]All were grade 3

[b]One patient in Cohort 2 experienced a DLT of an inadequate number of Cycle 1 doses administered due to a related grade 3 ALT increase

Allan et al., EHA 2019, Preliminary data as of May 28, 2019

sunesis Pharmaceuticals, Inc.

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Steady-State Median Trough Level Increased with Increased Dose 25 mg 50 mg 100 mg Median Trough (Cmin): 25 mg 75 ng/mL, N=3 ; 50 mg 451 ng/mL, N=10; 100 mg 873 ng/mL N=4 Targeting plasma concentrations exceeding 1,000 ng/mL based on Phase 1a healthy subject study Allan et al., EHA 2019, Preliminary data as of May 28, 2019

Serum Cytokines in Subjects Who Completed Cycle 1 Most subjects showed decreases in 2 or more chemokines, consistent with BTK inhibition Baseline levels higher than previously reported in CLL (may indicate advanced disease) Median (range) pg/mL: CCL2 574 (298-2562), CCL3 320 (131-635), CCL4 1360 (145-3875) Allan et al. (EHA 2019 – Poster # PS1148); data as of 5/28/19

Stable Disease Observed in 3 of 5 BTK C481S CLL Patients Allan et al., EHA 2019, Preliminary data as of May 28, 2019 a As of July 8, 2019 Patient Number VAF = variant allelic frequency at baseline + = dose escalated to 200 mg and currently in Cycle 7a * Prior venetoclax treatment Treatment cohorts: 25 mg BID (pts 1,3); 50 mg BID (pts 11,13); 100 mg BID (pt 14)

Summary: Preliminary Vecabrutinib Profile & Status Safety – appears well-tolerated with no drug-related SAEs to date Pharmacokinetics – sustained exposure over dosing interval with trough concentrations increased with dose Pharmacodynamics – inhibition of BTK phosphorylation & cytokine reduction seen in patients (including BTK C481S patients) Activity – evidence of clinical benefit in some patients Stable disease was seen in 4 CLL pts, 3 of whom had BTK C481S mutations WM patient (50 mg) improvement in B-symptoms 2 CLL BTK C481S patients (50 mg, 100 mg) improvement in B-symptoms and decreased tumor burden (-47%, -16%) 100 mg CLL BTK C481S patient dose escalated to 200 mg and currently in Cycle 7 Currently in cohort 5 (300 mg BID) Status as of July 8, 2019

Proprietary Pipeline SNS-510, PDK-1 inhibitor

SNS-510 PDK1 Inhibitor: Exciting Preclinical Cancer Program Modality Small-molecule, oral inhibitor of PDK-1 Molecular Hypothesis Major mediator of PI3K signaling and activator of AKT PI3K-independent activator of RSK and SGK Therapeutic Hypothesis Potentially broader activity than PI3K/AKT inhibitors both as a single agent and in combination Potential Target Indications Hematologic tumors including CLL, AML, and BCL Solid tumors including breast, prostate, stomach, lung, colon and pancreatic Program Status Completing pharmacology studies & formulation development

Summary

Financial Position and Capitalization 1 As of 3/31/19 2 4/29/19 SVB Loan (refinanced prior loan) 3 As of 5/1/19: 83.9M includes common (72.5M) plus preferred as converted (11.4M) Ticker SNSS (NASDAQ) Cash & Equivalents 24.8 million1 Debt $5.5 million2 Shares 83.9 million3 Warrants Stock Options 0.2 million @ avg $3.721 4.0 million @ avg $3.431 Top Shareholders Aisling, BVF, Eventide, JFL Capital, MPM, Samsara BioCapital, Balyasny, Bay City, NEA, and Palo Alto Investors Covering Analysts Jim Birchenough (Wells Fargo Securities) Hartaj Singh (Oppenheimer & Co) Marc Frahm (Cowen & Co) Andrew Fein (H.C. Wainwright)

Sunesis Highlights Large and rapidly growing market BTK inhibitors: validated target, clear mechanism of action Covalent BTK inhibitor resistance is a growing problem Strong momentum in our ongoing Phase 1b as we study potentially active doses Funded to complete vecabrutinib dose escalation Global rights retained for both programs Vecabrutinib (BTK) SNS-510 (PDK1)

Thank You